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                             NOTICE OF SUBSTITUTION

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
               ICMG REGISTERED VARIABLE LIFE SEPARATE ACCOUNT ONE


This notice is confirmation to you, the owner of a Contract issued by Hartford Life and Annuity Insurance Company ("Hartford"), that on the close of business on March 31, 1999, Hartford made the following substitutions of shares held by subaccounts of ICMG Registered Variable Life Separate Account One (the "Account"):

(1) shares of One Group-Registered Trademark- Investment Trust's Bond Portfolio for shares of Pegasus Variable Fund's ("Pegasus Trust") Bond Fund,
(2) shares of One Group Investment Trust's Diversified Equity Portfolio for shares of Pegasus Trust's Growth and Value Fund,
(3) shares of One Group Investment Trust's Diversified Mid-Cap Portfolio for shares of Pegasus Trust's Mid-Cap Opportunity Fund,
(4) shares of One Group Investment Trust's Large Cap Growth Portfolio for shares of Pegasus Trust's Growth Fund, and
(5) shares of One Group Investment Trust's Mid-Cap Value Portfolio for shares of Pegasus Trust's Intrinsic Value Fund.

The foregoing substitutions were carried out pursuant to an order of the Securities and Exchange Commission issued on March 17, 1999. The effect of the share substitution was to replace certain portfolios of Pegasus Trust with those of One Group Investment Trust as investment options under the Contracts as described in your May 1, 1998 prospectus.

If you wish, you may make one transfer of all amounts under your Contract invested in any one of the affected subaccounts to another subaccount without that transfer counting as one of the twelve "free" transfers permitted in a Contract year. In addition, Hartford will not impose any additional restrictions under the Contracts on transfers until 30 days after the date of this notice.